                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 21, 2003


                         THE HOUSTON EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


                 DELAWARE                            001-11899                              22-2674487
       (State or other jurisdiction           (Commission File Number)         (I.R.S. Employer Identification No.)
            of incorporation)

        1100 LOUISIANA, SUITE 2000                                                          77002-5215
              HOUSTON, TEXAS                                                                (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 830-6800


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         99.1 Press release issued by The Houston Exploration Company on May 21, 2003.


ITEM 9. REGULATION FD DISCLOSURE.

The following information is furnished under Item 12. "Results of Operations and Financial Condition" of Form 8-K in accordance with Securities and Exchange Commission Release No. 33-8216.

On May 21, 2003, we issued a press release announcing the results of a Gulf of Mexico discovery well drilled at High Island 115. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

The information furnished pursuant to this Item 9, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               THE HOUSTON EXPLORATION COMPANY



                               By:  /s/ James F. Westmoreland
                                    -------------------------------------------
                                    James F. Westmoreland
                                    Vice President and Chief Accounting Officer


Dated: May 21, 2003




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                                  EXHIBIT INDEX

EXHIBITS                             DESCRIPTION
--------                             -----------
 *99.1        --  Press release issued by The Houston Exploration Company on
                  May 21, 2003.

----------

*     Filed herewith.





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